UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 20, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                            (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1401                     PECO ENERGY COMPANY                                          23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200

Item 9. Regulation FD

On June 20, 2002, senior officers of Exelon Corporation made presentations at the Exelon Investor Conference in New York City. The conference is being webcast and will be archived on Exelon's website: www.exeloncorp.com. (Please select the Investor Relations page.) The slides used in the presentations are attached to this report as Exhibit 99.1. In addition, the following materials were made available to those who attended the conference:

1.  Exelon: One Company, One Vision handout (attached hereto as Exhibit 99.2)
2. Letter to Investors from Chairman and CEO, John W. Rowe and the Conference Agenda (attached hereto as Exhibit 99.3)
3.  Appendix--Exelon Generation (attached hereto as Exhibit 99.4)
4.  Appendix--Power Team (attached hereto as Exhibit 99.5)
5.  Appendix--Financial Outlook (attached hereto as Exhibit 99.6)
6.  Speaker Profiles (attached hereto as Exhibit 99.7)
7.  Overview of Generation Assets and Investments (previously filed as Exhibit
99.2 to Exelon's 8-K report dated May 14, 2002)
8. Owned Generation Assets (previously filed as Exhibit 99.3 to Exelon's 8-K report dated May 14, 2002)
9. Table of capacity factors and licenses (previously filed as Exhibit 99.4 to Exelon's 8-K report dated May 14, 2002)
10. Table of Power Team long-term contracts and long-term commitments (attached hereto as Exhibit 99.8)
11. List of Sithe Assets (previously filed as Exhibit 99.6 to Exelon's 8-K report dated May 14, 2002)
12.  Chart of total generation by NERC region (previously filed as Exhibit
99.7 to Exelon's 8-K report dated May 14, 2002)
13.  PECO Schedule of Rates and CTC Amortization schedule (attached hereto as
Exhibit 99.9)
14. ComEd Residential and Nonresidential Customer Transition Charge Schedules (attached hereto as Exhibit 99.10)
15. Brochure describing Exelon's nuclear business strategy (previously filed as Exhibit 99.1 to Exelon's 8-K report dated May 22, 2002)

Additionally, the following information is being made available. At December 31, 2001, Sithe Energies, Inc. had $2.3 billion of total debt consisting of $1.6 billion nonrecourse project debt, $.4 billion of subordinated debt, $.2 billion of short-term debt and approximately $35 million of capital lease obligations.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
99.1           Slide Presentation at Exelon Investor Conference
99.2           Exelon: One Company, One Vision handout
99.3           Letter to Investors from Chairman and CEO, John W. Rowe and the Conference Agenda
99.4           Appendix--Exelon Generation
99.5           Appendix--Power Team
99.6           Appendix--Financial Outlook
99.7           Speaker Profiles
99.8           Power Team long-term contracts and long-term commitments
99.9           PECO Schedule of Rates and CTC Amortization Schedule
99.10          ComEd Residential and Non Residential Customer Transition
               Charge Schedules

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXELON CORPORATION
                              COMMONWEALTH EDISON COMPANY
                              PECO ENERGY COMPANY
                              EXELON GENERATION COMPANY, LLC

                              /S/  Ruth Ann Gillis
                              --------------------------------------------------
                              Ruth Ann Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


June 20, 2002